Convertible Notes and Derivative Liabilities	6 Months Ended
Sep. 30, 2025
Convertible Notes and Derivative Liabilities [Abstract]
Convertible Notes and Derivative Liabilities

Note 16 — Convertible Notes and Derivative Liabilities

Note Purchase Agreements

From September 30, 2024 to December 2024, the Company, GCL Global, and Epicsoft Asia, entered into convertible note purchase agreements (the “Note Purchase Agreements”) with each of certain accredited investors (the “Transaction Investors”) pursuant to which the Transaction Investors have agreed to pay GCL Global an aggregate of $33,025,000 for certain convertible notes (the “Note”) which shall automatically convertible into GCL Global’s fully paid and nonassessable ordinary shares that would be exchanged for 7,338,887 shares of Merger Consideration Shares (as defined in the Merger Agreement) at $4.50 per share at the closing of the transactions (the “Conversion Date”) contemplated by the Merger Agreement (the “Business Combination”). The number of Merger Consideration Shares is determined based on the Exchange Ratio established in the Merger Agreement. Pursuant to the Note Purchase Agreements, an additional thirty percentage (30%) of the number of Merger Consideration Shares issued to the Transaction Investors (the “Bonus Shares”) will be held in an escrow account for three (3) years from the Conversion Date. At the end of each of the first three anniversary dates of the Conversion Date (each such year, a “Bonus Year”), one-third (1/3) of the Bonus Shares shall be released from the escrow account to either the Transaction Investors or to the Company for cancellation, based on the number of Merger Consideration Shares held by the Transaction Investors at the end of Bonus Year. In the event that the lowest volume-weighted average closing price of the Merger Consideration Shares is less than $4.50 per share for any ten(10) consecutive trading days during the last month prior to the third anniversary day of the Conversion Date, the Transaction Investors will be entitled to receive certain Top-Up Shares (defined in the Note Purchase Agreement) and, under certain limited circumstances, a cash payment, based on the number of Merger Consideration Shares held on the third anniversary date of the Business Combination. The Transaction Investors will be entitled to receive 110% of the outstanding principal balance of the Note in the event that the Business Combination is not consummated on or before March 28, 2025, or if the per share price used to the calculate the Exchange Ratio for the Business Combination is less than $10.00 per share. Epicsoft Asia has agreed to unconditionally guarantee all of the Company’s obligations and performance under $33,250,000 of the Note, including but not limited to the Company’s obligation to pay.

In addition, the issuance costs in connection with these Notes amounted to $1,590,750 and were expensed in full on the issuance date, as the Company elected to account for the convertible notes at fair value under the fair value option.

Upon completion of the Business Combination on February 13, 2025, the aggregate principal amount of the Notes, net of unamortized discount, amounted to $33,025,000 which was converted into 7,338,887 ordinary shares of the Company. In addition, 2,201,665 shares of the Company’s ordinary shares were issued and held in an escrow account for three years as the Bonus Shares.

The Company evaluated the convertible notes agreement under ASC 470 Debt (“ASC 470”), and ASC 815 Derivatives and Hedging (“ASC 815”). ASC 815 generally requires the analysis embedded terms and features that have characteristics of derivatives to be evaluated for bifurcation and separate accounting in instances where their economic risks and characteristics are not clearly and closely related to the risks of the host contract.

The Company elected to measure the entire convertible note, including all embedded features, at fair value option under ASC 825 on the issuance date, with changes in fair value recognized through earnings until conversion. The fair value of the convertible notes was determined the same as its carrying value at issuance than reevaluated upon conversion by using a scenario-based probability-weighted approach for the conversion and bonus share components and a Monte Carlo simulation model for the top-up share feature. Subsequently, the component of fair value changes relating to the instrument specific credit risk of the convertible note is minimal. Key assumptions included stock price volatility, share price at measurement dates, risk-free rate, and the expected holding period.

Upon the closing of the Business Combination, the convertible notes automatically converted into equity, and the related embedded features were detached and re-evaluated. The bonus share provision was determined to be clearly and closely related to equity and was not bifurcated. However, the Top-Up Shares feature was determined to be derivative liabilities under ASC 815-40, as it is not considered indexed to the Company’s own stock due to variable settlement provisions.

The Top-Up Shares liabilities were measured at fair value on the conversion date and at each subsequent reporting date until settlement, with changes in fair value recognized in the unaudited condensed consolidated statements of operations and comprehensive loss. The fair value of the Top-Up Shares liability is determined using unobservable inputs and a Monte Carlo simulation model. Key assumptions include the Company’s stock price volatility, the price floor, the expected holding period, and the risk-free discount rate.

As of February 12, 2025, immediately prior to the conversion upon completion of the Business Combination, the fair value of the convertible notes was allocated to (i) conversion feature of $22,377,734, (ii) bonus share component of $2,685,327, and (iii) top-up share feature of $2,707,836. As of September 30, 2025 and March 31, 2025, the fair value of the top-up share feature was remeasured to $3,050,932 and $3,086,519, respectively. The fair value of the conversion and bonus share components was estimated using a scenario-based probability-weighted approach, while the top-up share feature was valued using a Monte Carlo simulation model based on 10,000 simulated price paths. Valuation assumptions included stock prices of $3.05, $1.95 and $2.51 as of February 12, 2025, March 31, 2025 and September 30, 2025, respectively, a volatility assumption of 60%, risk-free rates of 4.4%, 3.9%, and 3.7% and an expected holding period of three years. The fair value measurement of the Top-Up Shares represents Level 3 inputs under the fair value hierarchy due to the use of unobservable inputs.

Senior Unsecured Notes

Between May 2025 and August 2025, the Company entered into three Securities Purchase Agreements with an investor for the issuance of senior unsecured notes (“Senior Unsecured Notes”) with an aggregate principal amount of $5,430,000. The Company received aggregate net cash proceeds of $4,717,000 from the issuance of the Senior Unsecured Notes. The Senior Unsecured Notes bear interest at 6% per annum, which increases to 18% upon an event of default, and mature three years from their respective issuance dates unless earlier converted, redeemed, or accelerated. Interest is payable monthly in arrears and is generally settled in ordinary shares of the Company, subject to the satisfaction of specified equity conditions, although the Company may elect to pay interest in cash or a combination of cash and shares. Upon maturity, the Company is required to repay all outstanding principal, accrued and unpaid interest, and any applicable charges in cash. The Senior Unsecured Notes are not freely prepayable except under specified circumstances, including optional redemptions, change of control, or events of default.

The Senior Unsecured Notes are convertible at the holder’s option at any time after issuance into the Company’s ordinary shares at a conversion price of $2.16 per share, subject to adjustments. The conversion amount generally equals 110% of the principal converted, plus accrued and unpaid interest and late charges. In addition, the agreements provide the investor with the right to purchase additional notes up to an aggregate principal amount of $40.1 million under similar terms.

During the six months ended September 30, 2025, an aggregate principal amount of $104,655 of the Company’s convertible notes, together with accrued interest payable of $556 and the derivative liability associated with the conversion feature of $122,670, were converted into 116,021 ordinary shares of the Company.

The Company evaluated the embedded features of the Senior Unsecured Notes in accordance with ASC 470, ASC 815 and ASC 825. Based on this evaluation, the embedded conversion feature is required to be bifurcated from the host debt instrument and accounted for separately as a derivative liability. The conversion feature is not considered clearly and closely related to the debt host and meets the definition of a derivative under ASC 815. In addition, the Senior Unsecured Notes are not otherwise measured at fair value through earnings, and the conversion feature does not qualify for the scope exception for instruments indexed to the Company’s own stock due to variable-priced settlement provisions.

Accordingly, the conversion feature is initially measured at fair value and recorded as a derivative liability, with subsequent changes in fair value recognized in earnings in the period in which they occur. The redemption feature was determined to be clearly and closely related to the debt host and, therefore, does not require separate accounting.

At issuance, the Company allocated the proceeds between the conversion feature derivative liability and the host debt using an allocation approach consistent with the measurement basis of each component. The conversion feature derivative liability was recorded at its fair value, with the residual proceeds attributed to the host debt. The fair value of the conversion feature was determined using a binomial valuation model applied to the convertible notes, with the host debt valued separately using a discounted cash flow model. Key assumptions include the Company’s stock price, expected volatility, conversion price and floor price, contractual term of the notes, and the risk-free interest rate.

As of the issuance date of the Senior Unsecured Notes, the fair value of the conversion feature from the Senior Unsecured Notes amounted to $$2,923,000. As of September 30, 2025, the fair value of the conversion feature was remeasured to $1,590,000 which has classified as derivative liabilities. Valuation assumptions as of the issuance date included stock prices of $2.64 to $3.53, a volatility assumption of 1% to 56.07%, risk-free rates of 3.49 %to 3.94%. Valuation assumptions as September 30, 2025 included stock prices of $2.51, a volatility assumption of 56.08%, risk-free rates of 3.61%. The fair value measurement of the conversion feature represents Level 3 inputs under the fair value hierarchy due to the use of unobservable inputs.

Debt discount and issuance costs were allocated between the derivative liability and the host debt on a relative fair value basis, with the portion attributable to the derivative liability expensed as incurred and the portion attributable to the host debt recorded as a reduction of the carrying amount of the debt and amortized to interest expense over the term of the Senior Unsecured Notes using the effective interest method.

The Company has convertible notes, net of unamortized discounts as follows:

	Face value of convertible notes payable	Unamortized debt discounts	Convertible notes payable, net of unamortized discounts
Issuance of convertible notes	$5,430,000	$(333,757)	$5,096,243
Fair value allocation of conversion feature	(2,923,000)	-	(2,923,000)
Amortization of debt discounts	-	33,057	33,057
Conversion	(104,655)	27,650	(77,005)
September 30, 2025 balance (Unaudited)	$2,402,345	$(273,050)	$2,129,295